                  COMMON SHARES                                                            Shares
                  OF BENEFICIAL INTEREST

Number            PAR VALUE $.001
BFK
                  ORGANIZED UNDER THE LAWS
                  OF THE STATE OF DELAWARE

                  The Shares represented by this certificate may not be            THIS CERTIFICATE
                  owned or transferred directly or indirectly,                     IS TRANSFERABLE IN
                  by or to (I) the United States, or any state or political        BOSTON OR IN NEW YORK CITY
                  subdivision thereof, any foreign government, any
                  international organization, or any agency or instrumentality of any of the foregoing, (II) any organization (other than
                  a farmer's cooperative described in ss. 521 of the Internal      CUSIP 09248F 10 9
                  Code of 1988, as amended (the "Code")) that is exempt from       SEE REVERSE FOR CERTAIN DEFINITIONS
                  the tax imposed by 28 U.S.C. ss.ss. 1-1399 and not subject to the tax imposed by 28 U.S.C. ss. 511; or (III) any rural
                  electric or telephone cooperative described in ss.
                  1381(A)(2)(C) of the Code.


                      BlackRock Municipal Income Trust


         THIS CERTIFIES THAT




         IS THE OWNER OF


         FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


         BlackRock Municipal Income Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                  Witness the facsimile signatures of the duly authorized officers of the Trust.

         DATED:

         COUNTERSIGNED AND REGISTERED:
              EQUISERVE TRUST COMPANY N.A.
                                    (BOSTON)
BY                TRANSFER AGENT AND REGISTRAR

                                                        /s/ Anne Ackerley         /s/  Ralph L. Schlosstein

                      AUTHORIZED SIGNATURE                   SECRETARY                 PRESIDENT





         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common                UNIF GIFT MIN ACT--....................Custodian..............
         TEN ENT - as tenants by the entireties                                   (Cust)                  (Minor)
         JT TEN  - as joint tenants with right
                   of survivorship and not as                             Act........................................
                   tenants in common                                                          (State)


   Additional abbreviations may also be used though not in the above list.




For Value Received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________

_______________________________________________________________________________
     (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

_______________________________________________________________________________

____________________________________ Common Shares of Beneficial Interest
within Certificate and do hereby     represented by the Attorney to transfer
irrevocably constitute and appoint   the said shares on the books of the
____________________________________
within-named Trust, with full power
of substitution in the premises.

Dated ______________________________



                                      X
                                       ________________________________________


                                      X
                                       ________________________________________
                              NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME(S) AS
                                       WRITTEN UPON THE FACE OF THE
                                       CERTIFICATE IN EVERY PARTICULAR,
                                       WITHOUT ALTERATION OR ENLARGEMENT
                                       OR ANY CHANGE WHATEVER.





Signature(s) Guaranteed



By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.